                                                                                                  Exhibit 10.1

                                  ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                  -------------------------------------------------

         THIS ELEVENTH  AMENDMENT TO LOAN AND SECURITY  AGREEMENT (this  "Amendment") is made and entered into this
22nd day of May, 2002, by and among TROPICAL  SPORSTWEAR INT'L  CORPORATION,  a Florida  corporation  ("Tropical"),
TROPICAL  SPORTSWEAR  COMPANY,  INC.,  a  Delaware  corporation  ("TSCI"),  SAVANE  INTERNATIONAL  CORP.,  a  Texas
corporation (formerly known as Farah Incorporated) ("Savane"),  APPAREL NETWORK CORPORATION,  a Florida corporation
("Apparel"),  TSI BRANDS, INC., a Delaware corporation ("TSI"),  TSIL, INC., a Delaware corporation ("TSIL"),  DUCK
HEAD APPAREL COMPANY,  LLC, a Georgia limited liability  company ("Duck Head"),  and DELTA  MERCHANDISING,  INC., a
South Carolina corporation ("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as "Borrowers"  and  individually as a "Borrower"),  each with its chief  executive  office and principal  place of business at 4902 West Waters  Avenue,  Tampa,  Florida  33634-1302;  the various  financial institutions  listed on the signature  pages hereof and their  respective  successors  and permitted  assigns which become  "Lenders" as provided in the Loan  Agreement (as defined  below);  and FLEET CAPITAL  CORPORATION,  a Rhode
Island  corporation,  in its capacity as collateral  and  administrative  agent for the Lenders  (together with its successors in such capacity,  "Agent") with an office at 300 Galleria Parkway,  N.W., Suite 800,  Atlanta,  Georgia
30339.

                                                      Recitals:
                                                      --------

         Borrowers,  Agent and Lenders,  are parties to a certain Loan and Security  Agreement dated June 10, 1998, as amended by that certain First  Amendment to Loan and Security  Agreement dated July 9, 1998, that certain Second
Amendment to Loan and Security  Agreement  dated August 27, 1998, that certain Third Amendment to Loan and Security
Agreement  dated December 31, 1998,  that certain  Fourth  Amendment to Loan and Security  Agreement  dated May 21,
1999,  that certain  Fifth  Amendment  to Loan and  Security  Agreement  dated July 16,  1999,  that certain  Sixth
Amendment to Loan and  Security  Agreement  dated  October 28, 1999,  that  certain  Seventh  Amendment to Loan and
Security  Agreement  dated November 12, 1999,  that certain Eighth  Amendment to Loan and Security  Agreement dated
January 19, 1999,  that certain  Ninth  Amendment to Loan and  Security  Agreement  dated April 12, 2001,  and that certain letter  agreement dated April 25, 2001 (as at any time amended,  the "Loan  Agreement"),  pursuant to which
Lenders have made certain revolving credit loans and letter of credit accommodations to Borrowers.

         Borrowers  have  requested  that  Agent  and  Lenders  amend the  terms of the Loan  Agreement.  Agent and
Lenders are willing to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

         NOW,  THEREFORE,  for TEN DOLLARS  ($10.00) in hand paid and other good and  valuable  consideration,  the receipt and sufficiency of which are hereby  severally  acknowledged,  the parties hereto,  intending to be legally bound hereby, agree as follows:

         1.       Definitions.  All capitalized  terms used in this  Amendment,  unless  otherwise  defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2.       Amendment to Loan  Agreement.  The Loan  Agreement is hereby  amended by deleting  Section 10.3.4 of the Loan Agreement and by substituting the following new Section 10.3.4 in lieu thereof:

                           10.3.4.  Consolidated Funded  Debt/Consolidated  EBITDA.  Maintain, as
                  of  the  end  of  each  Fiscal  Quarter,   a  ratio  of   Consolidated   Funded
                  Debt/Consolidated  EBITDA  of not  more  than the  ratio  shown  below  for the applicable period corresponding thereto:

                           Period                                               Ratio
                           ------                                               -----

                           Each of the four Fiscal Quarter periods              5.50 to 1.00
                           ending on March 31, 2002, June 30, 2002,
                           September 30, 2002 and December 31, 2002

                           The four Fiscal Quarter periods ending               5.00 to 1.00
                           on March 31, 2003 and each four Fiscal
                           Quarter period thereafter based upon the
                           immediately preceding four Fiscal Quarters

         3.       Acknowledgments  and  Stipulations.  Each  Borrower  acknowledges  and  stipulates  that the Loan
Agreement and the other Loan Documents executed by such Borrower are legal,  valid and binding  obligations of such
Borrower that are enforceable  against such Borrower in accordance  with the terms thereof;  all of the Obligations are owing and payable without  defense,  offset or  counterclaim  (and to the extent there exists any such defense, offset or counterclaim  on the date hereof,  the same is hereby waived by each  Borrower);  the security  interests and liens granted by each Borrower in favor of Agent are duly  perfected,  first  priority  security  interests and liens.

         4.       Representations  and Warranties.  Each Borrower  represents and warrants to Agent and Lenders, to induce  Agent and  Lenders to enter  into this  Amendment,  that no Default or Event of Default  exists on the date hereof;  the execution,  delivery and  performance  of this  Amendment  have been duly  authorized by all requisite corporate  action on the part of such  Borrower and this  Amendment  has been duly  executed and  delivered by such
Borrower;  and all of the  representations  and  warranties  made by Borrowers in the Loan  Agreement  are true and correct on and as of the date hereof,  except to the extent any representation or warranty  specifically relates to an earlier date.

         5.       Reference to Loan Agreement.  Upon the  effectiveness  of this  Amendment,  each reference in the
Loan  Agreement  to "this  Agreement,"  "hereunder,"  or words of like import  shall mean and be a reference to the
Loan Agreement, as amended by this Amendment.

         6.       Breach of  Amendment.  This  Amendment  shall be part of the Loan  Agreement  and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         7.       Expenses  of Agent.  Borrowers  jointly  and  severally  agree to pay,  on demand,  all costs and expenses  incurred by Agent in connection  with the  preparation,  negotiation  and execution of this Amendment and any other Loan Documents  executed  pursuant  hereto and any and all  amendments,  modifications,  and  supplements thereto,  including,  without  limitation,  the reasonable costs and fees of Agent's legal counsel and any taxes or expenses  associated  with or  incurred  in  connection  with any  instrument  or  agreement  referred to herein or contemplated hereby.

         8.       Effectiveness;  Governing  Law. This Amendment  shall be effective  upon  acceptance by Agent and
Lenders in Atlanta,  Georgia (notice of which  acceptance is hereby  waived),  whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         9.       Successors  and  Assigns.  This  Amendment  shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.      No Novation,  etc..  Except as otherwise  expressly  provided in this  Amendment,  nothing herein shall be deemed to amend or modify any  provision of the Loan  Agreement or any of the other Loan  Documents,  each of which shall  remain in full force and effect.  This  Amendment  is not intended to be, nor shall it be construed to create,  a novation or accord and  satisfaction,  and the Loan  Agreement as herein  modified  shall continue in full force and effect.

         11.      Counterparts;   Telecopied  Signatures.   This  Amendment  may  be  executed  in  any  number  of
counterparts  and by  different  parties  to this  Agreement  on  separate  counterparts,  each of  which,  when so executed,  shall be deemed an original,  but all such  counterparts  shall  constitute one and the same  agreement.
Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         12.      Further  Assurances.  Each  Borrower  agrees to take such  further  actions as Agent and  Lenders shall  reasonably  request from time to time in  connection  herewith to evidence or give effect to the  amendments set forth herein or any of the transactions contemplated hereby.

         13.      Section  Titles.  Section  titles  and  references  used  in  this  Amendment  shall  be  without substantive  meaning or content  of any kind  whatsoever  and are not a part of the  agreements  among the  parties hereto.

         14.      Release of Claims.  To induce  Agent and  Lenders to enter  into this  Amendment,  each  Borrower hereby  releases,  acquits  and  forever  discharges  Agent  and  Lenders,  and all  officers,  directors,  agents, employees,  successors and assigns of Agent and Lenders, from any and all liabilities,  claims, demands, actions or causes  or  actions  of any  kind or  nature  (if  there be any),  whether  absolute  or  contingent,  disputed  or undisputed,  at law or in equity,  or known or unknown,  that such  Borrower now has or ever had against  Agent and
Lenders arising under or in connection with any of the Loan Documents or otherwise.

         15.      Waiver of Jury Trial.  To the fullest  extent  permitted by  applicable  law, the parties  hereto each hereby waives the right to trial by jury in any action,  suit,  counterclaim  or proceeding  arising out of or related to this Amendment.

         IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly  executed  under seal and delivered by their respective duly authorized officers on the date first written above.

                                                              BORROWERS:
                                                              ---------

ATTEST:                                              TROPICAL SPORTSWEAR INT'L CORPORATION

/s/Regina M. Valentin                                By:  /s/N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Chief Financial Officer

ATTEST:                                              TROPICAL SPORTSWEAR COMPANY, INC.

 /s/Regina M. Valentin                               By:   /s/N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Chief Financial Officer

ATTEST:                                              SAVANE INTERNATIONAL CORP.
                                                     (f/k/a Farah Incorporated)

/s/Regina M. Valentin                                By:   /s/N. Larry McPherson
Secretary
[CORPORATE SEAL]                                     Title: Chief Financial Officer

ATTEST:                                              APPARELNETWORK CORPORATION

 /s/Regina M. Valentin                               By:   /s/N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Chief Financial Officer

                                     [Signatures continued on following page.]

ATTEST:                                              TSI BRANDS, INC.

/s/Jane Marlow                                       By: /s/N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Vice President

ATTEST:                                              TSIL, INC.

/s/Jane Marlow                                       By: /s/N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Vice President

ATTEST:                                              DUCK HEAD APPAREL COMPANY, LLC

/s/Robin Cohan                                       By: /s/N. Larry McPherson
Assistant Secretary
                                                     Title: Executive Vice President

ATTEST:                                              DELTA MERCHANDISING, INC.

/s/Robin Cohan                                       By:  /s/N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                                     Title: Executive Vice President

                                                     LENDERS:
                                                     -------

                                                     FLEET CAPITAL CORPORATION

                                                     By:  /s/Elizabeth L. Waller

                                                     Title: Senior Vice President

                                     [Signatures continued on following page.]

                                                     GMAC COMMERCIAL CREDIT LLC

                                                     By: /s/Phillippe Allard

                                                     Title: Senior Vice President

                                                     WACHOVIA BANK, NATIONAL ASSOCIATION
                                                     (f/k/a First Union National Bank)

                                                     By: /s/John Trainor

                                                     Title: Vice President

                                                     BANK OF AMERICA, N.A.

                                                     By:    /s/Michael S. Crowe

                                                     Title: Senior Vice President

                                                     AGENT:

                                                     FLEET CAPITAL CORPORATION,
                                                     as Agent

                                                     By: /s/Elizabeth L. Waller

                                                     Title: Senior Vice President